SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 14, 2002

                                  SCIENT, INC.
                 -----------------------------------------------
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)


        DELAWARE                  333-68402                  58-2643480
------------------------  ------------------------  ----------------------------
(STATE OF INCORPORATION)  (COMMISSION FILE NUMBER)  (IRS EMPLOYER IDENTIFICATION
                                                                NO.)


                                 79 FIFTH AVENUE
                            NEW YORK, NEW YORK 10003
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (212) 500-4900
                         -------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)

ITEM 5.  OTHER EVENTS.

     On February 18, 2002, Scient, Inc. made a press release as attached hereto as Exhibit 99.1.


ITEM 7.  Exhibits.

(c)      Exhibits:

99.1     Press Release dated February 18, 2002 ("Scient Receives
         Nasdaq 90-Day Notice Relating To Common Stock").







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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Scient, Inc.


                                         By:    /s/ Jacques Tortoroli
                                            ------------------------------
                                                    Jacques Tortoroli
                                                    Chief Financial Officer

Dated:  February 19, 2002





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

                                  EXHIBIT INDEX

     99.1 Press Release dated February 18, 2002 ("Scient Receives Nasdaq 90-Day Notice Relating To Common Stock").







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